UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 29, 2019

RTI SURGICAL HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois		60015
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

RTI Surgical, Inc., 11621 Research Circle, Alachua, Florida, 32615

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 29, 2019, RTI Surgical Holdings, Inc. (the “Company”) held its 2019 Annual Meeting. All matters submitted to a vote of the Company’s stockholders as described in the proxy statement furnished to stockholders in connection with the 2019 Annual Meeting, which was filed with the Securities and Exchange Commission on March 25, 2019, were approved.

The number of shares of common stock entitled to vote at the 2019 Annual Meeting was 85,559,845. The number of shares of common stock present or represented by valid proxy was 74,997,078. At the 2019 Annual Meeting, the Company’s stockholders voted on the following items:

1. Election of Directors — Stockholders voted to elect seven directors to serve on the Company’s board of directors (the “Board”) and hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

The number of votes cast for each of the seven nominees was as set forth below:

Director	For	Withhold	Broker Non-Votes
Camille I. Farhat	63,167,972	343,723	11,485,383
Jeffrey C. Lightcap	62,158,274	1,353,421	11,485,383
Thomas A. McEachin	63,265,390	246,305	11,485,383
Mark D. Stolper	63,094,947	416,748	11,485,383
Paul G. Thomas	61,924,552	1,587,143	11,485,383
Nicholas J. Valeriani	63,264,390	247,305	11,485,383
Shirley A. Weis	61,975,498	1,536,197	11,485,383

As a result, the following seven individuals were elected, each to serve on the Board and hold office until the next Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified: Camille I. Farhat, Jeffrey C. Lightcap, Thomas A. McEachin, Mark D. Stolper, Paul G. Thomas, Nicholas J. Valeriani and Shirley A. Weis.

2. Advisory Vote on Executive Compensation Program (the “Say on Pay Vote”) — Stockholders approved (on an advisory basis) the compensation of the Company’s named executive officers, as disclosed in the proxy statement (the “say on pay vote”). The vote totals for the say on pay vote were:

For	Against	Abstain	Broker Non-Votes
61,446,808	873,274	1,191,613	11,485,383

3. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm — Stockholders approved the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, as disclosed in the proxy statement. The vote totals for the approval of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019 were:

For	Against	Abstain	Broker Non-Votes
73,073,448	772,328	1,151,302	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTI SURGICAL HOLDINGS, INC.

Date: April 30, 2019	By:	/s/ Jonathon M. Singer
	Name:	Jonathon M. Singer
	Title:	Chief Financial and Administrative Officer